Exhibit 10.1

TERMINATION OF STOCKHOLDERS AGREEMENT

This mutual written agreement of the parties hereto dated as of July 17, 2007 is for purposes of terminating the Stockholders Agreement, dated March 12, 2007, between Pogo Producing Company and the stockholders who are signatories to this agreement (the “Stockholders Agreement”) pursuant to Section 7.14 thereof.

The parties hereby terminate the Stockholders Agreement effective when and if the “Effective Time” occurs pursuant to the Merger Agreement, dated as of July 17, 2007, between Pogo Producing Company and Plains Exploration & Production Company and its wholly-owned subsidiary (the “Merger Agreement”).

If the Merger Agreement is terminated pursuant to its terms prior to the occurrence of the “Effective Time”, then this agreement will simultaneously be terminated, voided, and of no further effect without any termination of the Stockholders Agreement.

[signature pages follow]

IN WITNESS WHEREOF, each party hereto has signed this agreement, or caused this agreement to be signed on its behalf, on the date first above written.

POGO PRODUCING COMPANY

By:	/s/ Paul G. Van Wagenen
Name:	Paul G. Van Wagenen
Title:	Chairman, President & Chief Executive Officer

THIRD POINT LLC

By:	/s/ Justin Nadler
Name:	Justin Nadler
Title:	COO

/s/ Daniel S. Loeb
Daniel S. Loeb

/s/ Bradley L. Radoff
Bradley L. Radoff

THIRD POINT OFFSHORE FUND, LTD.

By:	Third Point LLC, its Investment Manager

By:	/s/ Justin Nadler
Name:	Justin Nadler
Title:	COO

THIRD POINT ULTRA LTD.

By:	Third Point LLC, its Investment Manager

By:	/s/ Justin Nadler
Name:	Justin Nadler
Title:	COO

THIRD POINT PARTNERS LP

By:	Third Point Advisors LLC, its General Partner

By:	/s/ Justin Nadler
Name:	Justin Nadler
Title:	Authorized Signatory

THIRD POINT PARTNERS QUALIFIED LP

By:	Third Point Advisors LLC, its General Partner

By:	/s/ Justin Nadler
Name:	Justin Nadler
Title:	Authorized Signatory

LYXOR/THIRD POINT FUND LIMITED

By:	Third Point LLC, its Investment Manager

By:	/s/ Justin Nadler
Name:	Justin Nadler
Title:	COO